UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.    Results of Operations and Financial Condition.
On February 20, 2015, State Street Corporation announced an increase of the fourth-quarter 2014 legal accrual associated with indirect foreign exchange matters it had announced previously on January 23, 2015. State Street Corporation’s news release dated February 20, 2015 announcing that increased legal accrual is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
State Street Corporation’s news release dated February 20, 2015 announcing the increased legal accrual referenced in this Current Report on Form 8-K under the heading “Item 2.02. Results of Operations and Financial Condition.” is furnished herewith as Exhibit 99.1. In addition, State Street Corporation has updated its (1) financial information addendum for the fourth-quarter and full-year 2014 and (2) slide presentation providing highlights of State Street Corporation’s fourth-quarter and full-year 2014 results of operations, in each case, to reflect the increased legal accrual. The updated addendum and slide presentation are each furnished herewith as Exhibit 99.2 and Exhibit 99.3, respectively.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ SEAN P. NEWTH
	Name:	Sean P. Newth
	Title:	Senior Vice President, Chief Accounting Officer and Controller
Date: February 20, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	State Street Corporation news release dated February 20, 2015
99.2	Updated State Street Corporation fourth-quarter and full-year 2014 financial information addendum
99.3	Updated State Street Corporation slide presentation providing highlights of State Street Corporation’s fourth-quarter and full-year 2014 results of operations